Exhibit 99.1


The following unaudited pro forma financial statements give effect to the disposition of the Latin American operations of Rural/Metro Corporation (the "Company") that was accounted for as discontinued operations when the transaction was consummated on September 27, 2002, in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). The unaudited pro forma condensed balance sheet assumes the disposition of the Latin American operations on June 30, 2002. Such pro forma information is based upon the historical balance sheet data of the Company and its Latin American subsidiaries as of such date. The unaudited pro forma condensed statements of operations give effect to the disposition of the Company's Latin American operations for the three years ended June 30, 2002 as if the disposition occurred on July 1, 1999.

The unaudited pro forma information presented herein is shown for illustrative purposes only and is not necessarily indicative of the results that might have been achieved by the Company if the sale had been consummated as of the indicated dates. The unaudited pro forma financial information is based on and should be read in conjunction with the historical consolidated financial statements of the Company, together with the related notes thereto, which were filed with the Securities and Exchange Commission on Form 10-K/A for the period ended June 30, 2002. The unaudited pro forma condensed financial statements have been prepared by the Company based upon available information and certain assumptions that management believes are reasonable in the circumstances.

                             RURAL/METRO CORPORATION
                  PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 2002

                                                    RURAL/METRO    LATIN AMERICAN                       PRO FORMA
                                                    CORPORATION      OPERATIONS     ADJUSTMENTS (1)      COMBINED
                                                    -----------      ----------     ---------------     ---------
ASSETS

Accounts receivable, net                             $  99,115        $    (798)                        $  98,317
Other current assets                                    31,645             (436)                           31,209
                                                     ---------        ---------        ---------        ---------
      Total current assets                             130,760           (1,234)              --          129,526
PROPERTY AND EQUIPMENT, net                             48,532             (334)                           48,198
GOODWILL                                                41,244              (77)                           41,167
OTHER ASSETS                                            16,902           (1,221)             454           16,135
                                                     ---------        ---------        ---------        ---------
                                                     $ 237,438        $  (2,866)       $     454        $ 235,026
                                                     =========        =========        =========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accrued liabilities                                  $  73,719        $  (4,821)                        $  68,898
Other current liabilities                               29,003             (851)                           28,152
                                                     ---------        ---------        ---------        ---------
      Total current liabilities                        102,722           (5,672)                           97,050
LONG-TERM DEBT, net of current portion                 298,529              (33)                          298,496
Other liabilities                                        1,127               --                             1,127
                                                     ---------        ---------        ---------        ---------
      Total liabilities                                402,378           (5,705)              --          396,673
                                                     ---------        ---------        ---------        ---------
MINORITY INTEREST                                          379                                                379
                                                     ---------        ---------        ---------        ---------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock
      Rural/Metro Corporation                          138,629                                            138,629
      Latin American Operations - Equity                                 13,155          (13,155)              --
Accumulated deficit                                   (313,025)                           13,609         (299,416)
Accumulated other comprehensive income (loss)           10,316          (10,316)                               --
Treasury stock                                          (1,239)                                            (1,239)
                                                     ---------        ---------        ---------        ---------
      Total stockholders' equity (deficit)            (165,319)           2,839              454         (162,026)
                                                     ---------        ---------        ---------        ---------
                                                     $ 237,438        $  (2,866)       $     454        $ 235,026
                                                     =========        =========        =========        =========

(1)- The pro forma condensed balance sheet gives effect to the disposition of the Latin American operations for the assumption of net liabilities, including the forgiveness of intercompany debt in the amount of $454. The nonrecurring gain on sale of $13.6 million has been reflected in the accumulated deficit in the pro forma balance sheet.

                             RURAL/METRO CORPORATION
             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2002

                                                       RURAL/METRO    LATIN AMERICAN                       PRO FORMA
                                                       CORPORATION      OPERATIONS     ADJUSTMENTS (1)      COMBINED
                                                       -----------      ----------     ---------------     ---------
NET REVENUE                                             $ 497,038        $ (25,394)       $      --        $ 471,644
                                                        ---------        ---------        ---------        ---------
OPERATING EXPENSES
  Payroll and employee benefits                           287,307          (18,184)                          269,123
  Provision for doubtful accounts                          69,900             (155)                           69,745
  Depreciation and amortization                            16,210               57                            16,267
  Other operating expenses                                 97,640           (5,524)                           92,116
  Contract termination costs and related
       asset impairment charges                              (107)              --                              (107)
  Restructuring charge and other                             (718)              --                              (718)
                                                        ---------        ---------        ---------        ---------
      Total operating expenses                            470,232          (23,806)              --          446,426
                                                        ---------        ---------        ---------        ---------
OPERATING INCOME                                           26,806           (1,588)              --           25,218
Interest expense, net                                     (24,976)             139                           (24,837)
Other income, net                                               9               --                                 9
                                                        ---------        ---------        ---------        ---------
INCOME BEFORE INCOME TAXES                                  1,839           (1,449)              --              390
INCOME TAX BENEFIT                                          2,050                5                             2,055
                                                        ---------        ---------        ---------        ---------
INCOME FROM CONTINUING OPERATIONS                       $   3,889        $  (1,444)       $      --        $   2,445
                                                        =========        =========        =========        =========

Basic income from continuing operations per share       $    0.26                                          $    0.16
                                                        =========                                          =========

Diluted income from continuing operations per share     $    0.25                                          $    0.16
                                                        =========                                          =========
AVERAGE NUMBER OF SHARES
     OUTSTANDING - BASIC                                   15,190                                             15,190
                                                        =========                                          =========
AVERAGE NUMBER OF SHARES
     OUTSTANDING - DILUTED                                 15,773                                             15,773
                                                        =========                                          =========

(1)- The pro forma condensed statement of operations gives effect to the disposition of the Latin American operations as if the transaction occured on July 1, 1999. The results of the Latin American operations have been removed from the pro forma condensed statement of operations. A nonrecurring gain of $12.5 million has not been included in the pro forma condensed statement of operations but was reflected in the historical statement of operations when the transaction was consummated on September 27, 2002.

                             RURAL/METRO CORPORATION
             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2001

                                                     RURAL/METRO    LATIN AMERICAN                       PRO FORMA
                                                     CORPORATION      OPERATIONS     ADJUSTMENTS (1)      COMBINED
                                                     -----------      ----------     ---------------     ---------
NET REVENUE                                           $ 504,316        $ (43,089)       $      --        $ 461,227
                                                      ---------        ---------        ---------        ---------
OPERATING EXPENSES
  Payroll and employee benefits                         301,055          (29,079)                          271,976
  Provision for doubtful accounts                       102,470           (1,427)                          101,043
  Depreciation and amortization                          29,161           (3,420)                           25,741
  Other operating expenses                              142,009          (20,193)                          121,816
  Asset impairment charges                               94,353          (46,303)                           48,050
  Loss on disposition of clinic operations                9,374                                              9,374
  Contract termination costs and related
       asset impairment charges                           9,256               --                             9,256
  Restructuring charge and other                          9,091                                              9,091
                                                      ---------        ---------        ---------        ---------
      Total operating expenses                          696,769         (100,422)              --          596,347
                                                      ---------        ---------        ---------        ---------
OPERATING LOSS                                         (192,453)          57,333               --         (135,120)
Interest expense, net                                   (30,001)             (87)                          (30,088)
Other expense, net                                       (2,402)              --                            (2,402)
                                                      ---------        ---------        ---------        ---------
LOSS BEFORE INCOME TAXES                               (224,856)          57,246               --         (167,610)
INCOME TAX PROVISION                                     (1,875)          (1,408)                           (3,283)
                                                      ---------        ---------        ---------        ---------
LOSS FROM CONTINUING OPERATIONS                       $(226,731)       $  55,838        $      --        $(170,893)
                                                      =========        =========        =========        =========

Basic loss from continuing operations per share       $  (15.38)                                         $  (11.59)
                                                      =========                                          =========

Diluted loss from continuing operations per share     $  (15.38)                                         $  (11.59)
                                                      =========                                          =========
AVERAGE NUMBER OF SHARES
      OUTSTANDING - BASIC                                14,744                                             14,744
                                                      =========                                          =========
AVERAGE NUMBER OF SHARES
      OUTSTANDING - DILUTED                              14,744                                             14,744
                                                      =========                                          =========

(1)- The pro forma condensed statement of operations gives effect to the disposition of the Latin American operations as if the transaction occured on July 1, 1999. The results of the Latin American operations have been removed from the pro forma condensed statement of operations. A nonrecurring gain of $12.5 million has not been included in the pro forma condensed statement of operations but was reflected in the historical statement of operations when the transaction was consummated on September 27, 2002.

                             RURAL/METRO CORPORATION
             PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2000

                                                          RURAL/METRO    LATIN AMERICAN                       PRO FORMA
                                                          CORPORATION      OPERATIONS     ADJUSTMENTS (1)      COMBINED
                                                          -----------      ----------     ---------------     ---------
NET REVENUE                                                $ 570,074        $ (52,607)       $      --        $ 517,467
                                                           ---------        ---------        ---------        ---------
OPERATING EXPENSES
  Payroll and employee benefits                              323,285          (30,124)                          293,161
  Provision for doubtful accounts                             95,623           (2,597)                           93,026
  Provision for doubtful accounts - change in estimate        65,000               --                            65,000
  Depreciation and amortization                               33,696           (3,397)                           30,299
  Other operating expenses                                   127,743          (15,917)                          111,826
  Restructuring charge and other                              34,047           (1,183)                           32,864
                                                           ---------        ---------        ---------        ---------
      Total operating expenses                               679,394          (53,218)              --          626,176
                                                           ---------        ---------        ---------        ---------
OPERATING LOSS                                              (109,320)             611               --         (108,709)
Interest expense, net                                        (25,939)             536                           (25,403)
Other income, net                                              2,890               --                             2,890
                                                           ---------        ---------        ---------        ---------
LOSS BEFORE INCOME TAXES                                    (132,369)           1,147               --         (131,222)
INCOME TAX BENEFIT                                            32,837              919                            33,756
                                                           ---------        ---------        ---------        ---------
LOSS FROM CONTINUING OPERATIONS                            $ (99,532)       $   2,066        $      --        $ (97,466)
                                                           =========        =========        =========        =========

Basic loss from continuing operations per share            $   (6.82)                                         $   (6.68)
                                                           =========                                          =========

Diluted loss from continuing operations per share          $   (6.82)                                         $   (6.68)
                                                           =========                                          =========
AVERAGE NUMBER OF SHARES
     OUTSTANDING - BASIC                                      14,592                                             14,592
                                                           =========                                          =========
AVERAGE NUMBER OF SHARES
     OUTSTANDING - DILUTED                                    14,592                                             14,592
                                                           =========                                          =========

(1)- The pro forma condensed statement of operations gives effect to the disposition of the Latin American operations as if the transaction occured on July 1, 1999. The results of the Latin American operations have been removed from the pro forma condensed statement of operations. A nonrecurring gain of $12.5 million has not been included in the pro forma condensed statement of operations but was reflected in the historical statement of operations when the transaction was consummated on September 27, 2002.